Exhibit 10.8

FOURTH AMENDMENT TO CREDIT AGREEMENT

AND

FIRST AMENDMENT TO UNCONDITIONAL GUARANTY

dated as of July 30, 2013,

among

ALPHA SHALE RESOURCES, LP,

as Borrower,

ALPHA SHALE HOLDINGS, LLC,

as a Guarantor,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

FOURTH AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO UNCONDITIONAL GUARANTY

This FOURTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO UNCONDITIONAL GUARANTY (this “Fourth Amendment”), dated as of July 30, 2013 (the “Fourth Amendment Effective Date”), is among ALPHA SHALE RESOURCES, LP, a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 7, 2012 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement including, without limitation, to increase the Borrowing Base from $80,000,000 to $130,000,000 to be effective as of the Fourth Amendment Effective Date.

C. The Borrower has requested that Bank of Montreal and Fifth Third Bank (each, a “New Lender” and, collectively, the “New Lenders”) become Lenders under the Credit Agreement with a Commitment in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Fourth Amendment Effective Date” means July 30, 2013.

“Qualified ECP Counterparty” means, in respect of any Swap Agreement, the Borrower and each Guarantor to the extent that such Person (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” with respect to such Swap Agreement under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.2 Amendment and Restatement of Definitions. The definitions of “Borrowing Base”, “Commodity Exchange Act”, “Excluded Swap Obligation” and “Obligations” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 9.11. As of the Fourth Amendment Effective Date, the Borrowing Base shall be $130,000,000.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, and the rules and regulations promulgated thereunder, and the application or official interpretation of any thereof.

“Excluded Swap Obligation” means, with respect to the Borrower and the Guarantors individually determined, any Obligations in respect of any Swap Agreement if, and solely to the extent that, all or a portion of the guarantee of the Borrower or such Guarantor of, or the grant by the Borrower or such Guarantor of a security interest to secure, such Obligations in respect of any Swap Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act by virtue of the Borrower’s or such Guarantor’s failure for any reason to constitute an “eligible contract participant” (as defined in the Commodity Exchange Act) with respect to such Obligations at any time such guarantee or grant of a security interest becomes effective with respect to such related Obligations in respect of any Swap Agreement. For purposes of clarity, if Obligations arise under a Swap Agreement governing more than one swap, only that portion of such Obligations that are attributable to swaps for which such guaranty or security interest is or becomes illegal shall be included within the definition of “Excluded Swap Obligation.”

“Obligations” means any and all amounts owing or to be owing (including all interest on any of the Loans, any interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, any Subsidiary or any Guarantor (or could accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) by the

Borrower, any Subsidiary or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising) (a) to the Administrative Agent, the Issuing Bank or any Lender under any Loan Document or (b) to any Secured Swap Party under any Secured Swap Agreement, but excluding any additional transactions or confirmations entered into (i) after such Secured Swap Party ceases to be a Lender or an Affiliate of a Lender or (ii) after assignment by a Secured Swap Party to another Secured Swap Party that is not a Lender or an Affiliate of a Lender or (c) to any Treasury Management Lender under any Lender Treasury Management Agreement, including in each case all renewals, extensions and/or rearrangements of any of the above; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, Excluded Swap Obligations of such Guarantor shall in any event be excluded from “Obligations” owing by such Guarantor.

2.3 Deletion of Definition. The definition of “Swap Obligation” contained in Section 1.02 of the Credit Agreement is hereby deleted in its entirety.

2.4 Amendment to Definition of “Defaulting Lender.” The definition of “Defaulting Lender contained in Section 1.02 of the Credit Agreement is hereby amended by deleting all references to “Section 4.05(d)” contained therein and inserting in lieu thereof a reference to “Section 4.05(b)”.

2.5 Amendment to Section 2.07(a) of the Credit Agreement. Section 2.07(a) of the Credit Agreement is hereby amended by deleting the reference to “Section 9.11(d)” contained therein and inserting in lieu thereof a reference to “Section 9.11”.

2.6 Amendment to Section 2.07(d) of the Credit Agreement. Section 2.07(d) of the Credit Agreement is hereby amended by deleting the references to “Section 2.07(e) or Section 9.11(d)” contained therein and inserting in lieu thereof a reference to “Section 9.11”.

2.7 Amendment to Section 2.08(i) of the Credit Agreement. Section 2.08(i) of the Credit Agreement is hereby amended by deleting the reference to “Section 3.05(a)” contained therein and inserting in lieu thereof a reference to “Section 3.05(b)”.

2.8 Amendment to Section 3.04(c)(iii) of the Credit Agreement. Section 3.04(c)(iii) of the Credit Agreement is hereby amended by deleting the reference to “Section 9.11(d)” contained therein and inserting in lieu thereof a reference to “Section 9.11”.

2.9 Amendment to Section 3.05(a) of the Credit Agreement. Section 3.05(a) of the Credit Agreement is hereby amended by deleting the reference to “Section 4.03(c)” contained therein and inserting in lieu thereof a reference to “Section 4.05(a)(iii)”.

2.10 Amendment to Section 4.05(a)(ii) of the Credit Agreement. Section 4.05(a)(ii) of the Credit Agreement is hereby amended by deleting the reference to “Section 4.05(e)” contained therein and inserting in lieu thereof a reference to “Section 4.05(a)(iv)”.

2.11 Amendment to Section 4.05(a)(iii)(C) of the Credit Agreement. Section 4.05(a)(iii)(C) of the Credit Agreement is hereby amended by deleting the reference to “clause (ii)” contained therein and inserting in lieu thereof a reference to “clause (iii)(B)”.

2.12 Amendment to Section 5.05 of the Credit Agreement. Section 5.05 of the Credit Agreement is hereby amended by (a) deleting the reference to “Section 12.04(a)” contained therein and inserting in lieu thereof a reference to “Section 12.04(b)” and (b) deleting the reference to “Section 12.04(b)(i)(C)” contained therein and inserting in lieu thereof a reference to “Section 12.04(b)(ii)(C)”.

2.13 Amendment to Swap Agreements Representation. Section 7.20 of the Credit Agreement is hereby amended by inserting “and Qualified ECP Guarantor” in the heading of such section immediately after the reference to “Swap Agreements” and by adding the following sentence to the end of such section:

The Borrower is a Qualified ECP Counterparty.

2.14 Amendment to Sections 8.01(l) and (m) of the Credit Agreement. Sections 8.01(l) and (m) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(l) [Intentionally Deleted.]

(m) [Intentionally Deleted.]

2.15 Amendment to Section 8.02(d) of the Credit Agreement. Sections 8.02(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) [Intentionally Deleted.]

2.16 Deletion of Section 8.14(c) of the Credit Agreement. Section 8.14(c) of the Credit Agreement is hereby deleted in its entirety.

2.17 New Commodity Exchange Act Keepwell Affirmative Covenant. A new Section 8.17 is hereby added to the Credit Agreement and shall read in full as follows:

Section 8.17 Commodity Exchange Act Keepwell Provisions. The Borrower hereby absolutely, unconditionally and irrevocably undertakes to provide to each Guarantor such funds or other support as may be needed from time to time by such Guarantor in order for such Guarantor to honor its Obligations with respect to Swap Agreements, whether such Swap Agreements are entered into directly by such Guarantor or are guaranteed under the Guaranty Agreement (provided, however, that the Borrower shall only be liable under this Section 8.17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.17, or otherwise under this Agreement or any Loan Document, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 8.17 shall remain in full force and effect until this Agreement is terminated in accordance with its terms. Borrower intends that this Section 8.17 constitute a “keepwell, support, or other agreement” for the benefit of each Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.18 Deletion of Section 9.16 of the Credit Agreement. Section 9.16 of the Credit Agreement is hereby deleted in its entirety.

2.19 Amendment to Section 10.01(i) of the Credit Agreement. Section 10.01(i) of the Credit Agreement is hereby amended by deleting the reference to “Section 10.01(g)” contained therein and inserting in lieu thereof a reference to “Section 10.01(h)”.

2.20 Amendments to Section 10.02. Section 10.02(c) is hereby amended by replacing the “;” at the end of subclause (vi) with “.” and amending and restating the proviso immediately following clause (vi) to read in full as follows:

Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act shall not be applied to any Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Obligations other than Excluded Swap Obligations as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from “eligible contract participants” under the Commodity Exchange Act to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in clause fourth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to clause fourth above).

2.21 Amendment to Section 12.04(b) of the Credit Agreement. Section 12.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower; provided that no consent of the Borrower shall be required if such assignment is to a Lender, an Affiliate of a Lender, an Approved Fund or if an Event of Default has occurred and is continuing; and

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;

(E) no such assignment shall be made to a natural person or an Industry Competitor, the Borrower or any of the Borrower’s Affiliates or Subsidiaries; and

(F) no such assignment shall be made to a Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary of a Defaulting Lender.

(iii) Subject to Section 12.04(b)(iv) and the acceptance and recording thereof by the Administrative Agent, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and of the LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower, the Issuing Bank and each Lender.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 12.04(b) and any written consent to such assignment required by Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

2.22 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Fourth Amendment and any Borrowings made on the Fourth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Fourth Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Fourth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Fourth

Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.22.

Section 3. Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be increased, effective as of the Fourth Amendment Effective Date, to be $130,000,000 and shall remain at $130,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement. The Borrowing Base redetermination provided for herein shall be the July 1, 2013 Scheduled Redetermination and shall not be considered or deemed to be an Interim Redetermination of the Borrowing Base for purposes of Section 2.07(b) of the Credit Agreement.

Section 4. Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the following:

4.1 The Administrative Agent shall have received counterparts of this Fourth Amendment from the Loan Parties and each of the Lenders (including the New Lenders).

4.2 The Administrative Agent and Wells Fargo Securities, LLC shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date including, without limitation, the Borrowing Base increase fees described in Section 4.3 below.

4.3 Wells Fargo Securities, LLC shall have received, for the account of each of the Increasing Lenders (as defined below), Borrowing Base increase fees in an aggregate amount for each such Increasing Lender equal to forty basis points (0.40%) of the amount of such Increasing Lender’s Increased Commitment (as defined below). As used herein, “Increasing Lender” means each Lender (including the New Lenders) whose Commitment after giving effect to Section 3 hereof exceeds such Lender’s Commitment, if any, that was in effect immediately prior to giving effect to Section 3 hereof, and “Increased Commitment” means the amount of such excess.

4.4 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Commitment (as amended hereby) dated as of the date hereof.

Section 5. Amendment to Unconditional Guaranty. Effective as of the Fourth Amendment Effective Date, a new Section 20 is hereby added to that certain Unconditional Guaranty dated as of September 7, 2012 by Alpha Shale Holdings, LLC in favor of Agent, immediately following Section 20 thereof, which Section 20 shall read in full as follows:

20. Qualified ECP Guarantors. Guarantor hereby absolutely, unconditionally and irrevocably undertakes to provide to each other Loan Party such funds or other support as may be needed from time to time by such Loan Party in order for such Loan Party to honor its Obligations with respect to Swap Agreements, whether such Swap Agreements are entered into directly by such Loan Party or are guaranteed under a Guaranty Agreement (provided, however, that Guarantor shall only be liable under this Section 20 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 20, or otherwise under this Guaranty or any Loan Document, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of Guarantor under this Section 20 shall remain in full force and effect until this Guaranty is terminated in accordance with its terms. Guarantor intends that this Section 20 constitute a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 6. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fourth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fourth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 7. Miscellaneous.

7.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (iv) agrees that its guarantee under the Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), and (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fourth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally.

7.3 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

7.4 No Oral Agreement. THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.7 Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:	ALPHA SHALE RESOURCES, LP, a Delaware limited partnership

	By:	Alpha Shale Holdings, LLC, its general partner

		By:	/s/ Daniel J. Rice IV
		Name:	Daniel J. Rice IV
		Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO UNCONDITIONAL GUARANTY

ALPHA SHALE RESOURCES, LP

GUARANTOR:	ALPHA SHALE HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ Daniel J. Rice IV
	Name:	Daniel J. Rice IV
	Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO UNCONDITIONAL GUARANTY

ALPHA SHALE RESOURCES, LP

WELLS FARGO BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO UNCONDITIONAL GUARANTY

ALPHA SHALE RESOURCES, LP

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Gumaro Tijerina

Name:	Gumaro Tijerina
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO UNCONDITIONAL GUARANTY

ALPHA SHALE RESOURCES, LP

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Crawford

Name:	Justin Crawford
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO UNCONDITIONAL GUARANTY

ALPHA SHALE RESOURCES, LP

ANNEX I

LIST OF COMMITMENTS

Name of Lender	Applicable Percentage	Commitment
Wells Fargo Bank, N.A.	61.53846154%	$80,000,000.00
BMO Harris Bank N.A.	19.23076923%	$25,000,000.00
Fifth Third Bank	19.23076923%	$25,000,000.00
TOTAL	100.00%	$130,000,000.00